UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


           Date of Report
           (Date of earliest
           event reported):        July 17, 2003


                              Johnson Outdoors Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


  Wisconsin                        0-16255                      39-1536083
-------------                  --------------                  ------------
(State or other               (Commission File                (IRS Employer
jurisdiction of                    Number)                 Identification No.)
incorporation)


                    555 Main Street, Racine, Wisconsin 53403
              ----------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (262) 631-6600
                 ----------------------------------------------
              (Registrant's telephone number, including area code)

Item 7.   Financial Statements and Exhibits.
-------   ----------------------------------

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Exhibits. The following exhibit is being furnished with this Current Report on Form 8-K (this "Report"):

               99   Press Release dated July 17, 2003.

Item 9.   Regulation FD Disclosure.
-------   -------------------------
(Information provided under Item 12 - Results of Operations and Financial Condition).

     On July 17, 2003, Johnson Outdoors Inc. (the "Company") issued a press release regarding preliminary financial results for the Company's third quarter 2003 (the "Press Release"). A copy of the Press Release is being furnished as
Exhibit 99 to this Report.

     Item 12 of Form 8-K, "Results of Operations and Financial Condition", requires the Company to furnish the Press Release to the Securities and Exchange Commission. In accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216, the Company is furnishing the Press Release required by Item 12 under Item 9 of this Report.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2003


                                      JOHNSON OUTDOORS INC.



                                        By: /s/ Paul A. Lehmann
                                            ------------------------------------

                                        Its: Chief Financial Officer
                                             -----------------------------------

                              JOHNSON OUTDOORS INC.

                   Exhibit Index to Current Report on Form 8-K



Exhibit
Number
------

99        Press Release dated July 17, 2003.